                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2009
                                  -------------

                        COMMUNITY FINANCIAL SHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          0-51296                  36-4387843
      --------                         ---------                 ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                 357 Roosevelt Road, Glen Ellyn, Illinois 60137
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (630) 545-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On July 31, 2009, Community Financial Shares, Inc. (the "Company") announced its unaudited financial results for the three and six months ended June 30, 2009. For more information, reference is made to the Company's press release dated July 31, 2009, a copy of which is attached to this Report as
Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated July 31, 2009

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 3, 2009                 By: /s/ Eric J. Weeden
                                           ----------------------------------
                                           Eric J. Wedeen
                                           Vice President and Chief Financial
                                             Officer